UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2024

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

of Incorporation)
Virginia (State or Other Jurisdiction of Incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

13319 Midlothian Turnpike Midlothian, Virginia (Address of Principal Executive Offices)	23113 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 897-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $4.00 per share	VBFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Events.

On September 24, 2024, Village Bank and Trust Financial Corp. (“Village”) and TowneBank issued a joint press release announcing the signing of a definitive agreement and plan of reorganization pursuant to which TowneBank will acquire Village and its banking subsidiary, Village Bank.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Important Information and Where to Find It

This report does not constitute a solicitation of any vote or approval. Village will deliver a definitive proxy statement to its shareholders seeking approval of the transaction and related matters. In addition, each of TowneBank and Village may file other relevant documents concerning the proposed transaction with the Federal Deposit Corporation (“FDIC”) and the U.S. Securities and Exchange Commission (“SEC”).

Investors, TowneBank shareholders and Village shareholders are strongly urged to read the definitive proxy statement regarding the proposed transaction when it becomes available and other relevant documents filed with the FDIC and SEC, as well as any amendments or supplements to those documents, because they will contain important information about TowneBank, Village and the proposed transaction. Free copies of the definitive proxy statement, as well as other filings containing information about Village, may be obtained after their filing at the SEC’s website (http://www.sec.gov). In addition, free copies of the definitive proxy statement, when available, also may be obtained by directing a request by telephone or mail to Village Bank and Trust Financial Corp., 13319 Midlothian Turnpike, Midlothian, Virginia 23113, Attention: Investor Relations (telephone: (804) 897-3900), or by accessing Village’s website at https://www.villagebank.com under “About Us - Investor Relations.” The documents described above also may be obtained by directing a request by telephone or mail to TowneBank, 6001 Harbour View Boulevard, Suffolk, Virginia 23425, Attention: Investor Relations (telephone: (757) 638-6794), or by accessing TowneBank’s website at https://townebank.com under “Investor Relations.” The information on TowneBank’s and Village’s websites is not, and shall not be deemed to be, a part of this report or incorporated into other filings that TowneBank makes with the FDIC or that Village makes with the SEC.

TowneBank, Village, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Village in connection with the proposed transaction. Information about the directors and executive officers of Village and other persons who may be deemed participants in the solicitation, including their interests in the transaction, will be included in the definitive proxy statement when it becomes available. Information about TowneBank’s directors and executive officers can be found in TowneBank’s definitive proxy statement in connection with its 2024 annual meeting of shareholders, filed with the FDIC on April 11, 2024. Additional information about the Village’s directors and executive officers can be found in Village’s definitive proxy statement in connection with its 2024 annual meeting of shareholders filed with the SEC on April 9, 2024. Free copies of each document may be obtained as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This report contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only the beliefs, expectations, or opinions of TowneBank and Village and their respective management teams regarding future events, many of which, by their nature, are inherently uncertain and beyond the control of TowneBank and Village. Forward-looking statements may be identified by the use of such words as: “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or words of similar meaning, or future or conditional terms, such as “will,” “would,” “should,” “could,” “may,” “likely,” “probably,” or “possibly.” These statements may address issues that involve significant risks, uncertainties, estimates, and assumptions made by management, including statements about (i) the benefits of the transaction, including future financial and operating results, cost savings, enhancement to revenue and accretion to reported earnings that may be realized from the transaction and (ii) TowneBank’s and Village’s plans, objectives, expectations and intentions and other statements contained in this report that are not historical facts. In addition, these forward-looking statements are subject to various risks, uncertainties, estimates and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Although TowneBank’s and Village’s respective management teams believe that estimates and assumptions on which forward-looking statements are based are reasonable, such estimates and assumptions are inherently uncertain. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the business of Village and Village Bank may not be successfully integrated into TowneBank, or such integration may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the transaction may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the transaction, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the regulatory approvals required for the transaction may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of Village may fail to approve the transaction; (6) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which TowneBank and Village are engaged; (7) competitive pressures in the banking industry that may increase significantly; (8) changes in the interest rate environment that may reduce margins and/or the volumes and values of loans made or held as well as the value of other financial assets held; (9) an unforeseen outflow of cash or deposits or an inability to access the capital markets, which could jeopardize TowneBank’s or Village’s overall liquidity or capitalization; (10) changes in the creditworthiness of customers and the possible impairment of the collectability of loans; (11) insufficiency of TowneBank’s or Village’s allowance for credit losses due to market conditions, inflation, changing interest rates or other factors; (12) adverse developments in the financial industry generally, such as the recent bank failures, responsive measures to mitigate and manage such developments, related supervisory and regulatory actions and costs, and related impacts on customer and client behavior; (13) general economic conditions, either nationally or regionally, that may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit or other services; (14) unusual and infrequently occurring events, such as weather-related or natural disasters, acts of war or terrorism, or public health events (such as the COVID-19 pandemic); (15) changes in the legislative or regulatory environment, including changes in accounting standards and tax laws, that may adversely affect TowneBank’s or Village’s businesses; (16) cybersecurity threats or attacks, whether directed at us or at vendors or other third parties with which we interact, the implementation of new technologies, and the ability to develop and maintain reliable electronic systems; (17) competitors may have greater financial resources and develop products that enable them to compete more successfully; (18) changes in business conditions; (19) changes in the securities market; and (20) changes in the local economies with regard to TowneBank’s and Village’s respective market areas.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in TowneBank’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the FDIC and Village’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC. TowneBank and Village undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press release dated September 24, 2024
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: September 24, 2024	By:	/s/ Donald M. Kaloski, Jr.
Donald M. Kaloski, Jr.
Executive Vice President and CFO